Exhibit 10.56

OMNIBUS AGREEMENT (this “Agreement”), dated as of April 27, 2006, among SBA Senior Finance II LLC, as the Borrower under and as defined in the Revolving Credit Agreement (as defined below) (the “Revolving Borrower”), General Electric Capital Corporation, as Administrative Agent (the “Revolving Administrative Agent”) and a Lender, and Toronto Dominion (Texas) LLC, DB Structured Products Inc., JPMorgan Chase Bank, N.A. and Lehman Commercial Paper Inc., as Lenders under and as defined in the Revolving Credit Agreement (the “Revolving Lenders”), SBA Senior Finance, Inc., as the Borrower under and as defined in the Bridge Facility Agreement (as defined below) (the “Bridge Borrower”), DB Structured Products Inc. and JPMorgan Chase Bank, N.A., as Lenders under and as defined in the Bridge Facility Agreement (the “Bridge Lenders”), and Deutsche Bank AG, New York Branch, as Administrative Agent under and as defined in the Bridge Facility Agreement (the “Bridge Administrative Agent”). Unless otherwise defined herein, terms defined in the Revolving Credit Agreement and used herein shall have the meanings given to them in the Revolving Credit Agreement.

WITNESSETH:

WHEREAS, the Revolving Borrower and the Revolving Lenders are parties to a Credit Agreement (the “Revolving Credit Agreement”), dated as of December 21, 2005, pursuant to which the Revolving Lenders have agreed to make loans to the Revolving Borrower upon and subject to the terms and conditions set forth therein;

WHEREAS, SBA Communications Corporation (the “Parent”), the ultimate parent entity of the Bridge Borrower and the Revolving Borrower, has entered into a Stock Purchase Agreement, dated as of March 17, 2006, with AAT Holdings, LLC II, AAT Communications Corp. and AAT Acquisition LLC (the “Purchase Agreement”), pursuant to which AAT Acquisition LLC has agreed to acquire the Capital Stock (as defined in the Purchase Agreement) of AAT Communications Corp. (the “AAT Acquisition”);

WHEREAS, in order to effectuate the AAT Acquisition, the Bridge Borrower, an indirect wholly-owned subsidiary of the Parent and the direct parent company of the Revolving Borrower, wishes simultaneously with the execution and delivery of this Agreement, to enter into a Credit Agreement (the “Bridge Facility Agreement”) with the Bridge Lenders pursuant to which the Bridge Lenders are agreeing to make loans to the Bridge Borrower in an amount not to exceed $1,100,000,000 in the aggregate;

WHEREAS, the Revolving Borrower has requested that the Revolving Credit Agreement remain in effect, except as otherwise provided herein, but undrawn during the term of the Bridge Facility Agreement; and

WHEREAS, subject to the terms and conditions of this Agreement, the Revolving Lenders are willing to (a) allow the Bridge Borrower to enter into the Bridge Facility Agreement subject to the terms and conditions of this Agreement and (b) permit the Revolving Credit Agreement to remain in effect, provided that (1) no amounts are available for draw or are in fact drawn down by the Revolving Borrower during the term of the Bridge Facility Agreement and until a Bridge Termination Notice (as defined below) is delivered to the Revolving Administrative Agent and all of the other terms and conditions contained in the Revolving Credit Agreement are satisfied and (2) the Revolving Borrower continues to pay the commitment fee as provided in Section 2.4(a) of the Revolving Credit Agreement;

WHEREAS, the Bridge Lenders have agreed to the Revolving Borrower’s request and the continued payment of the commitment fee as provided in Section 2.4(a) of the Revolving Credit Agreement subject to the execution of this Agreement by each of the parties hereto;

NOW THEREFORE, in consideration of the foregoing and the mutual covenants herein contained and other good and valuable consideration, the existence and sufficiency of which is expressly recognized by all of the parties hereto, the parties agree as follows:

ARTICLE I

Revolving Credit Agreement

1.1 Bridge Facility Agreement. Notwithstanding the terms and conditions of Sections 7.2, 7.3, 7.12 and 7.13 of the Revolving Credit Agreement and any other applicable provisions therein, the Revolving Lenders hereby agree that the Revolving Borrower and its Subsidiaries are permitted to enter into, borrow and pay and discharge all obligations under, and grant Liens in connection with, the Bridge Facility Agreement and the other Loan Documents (as defined in the Bridge Facility Agreement).

1.2 AAT Acquisition. Notwithstanding the terms and conditions of Section 7.8 of the Revolving Credit Agreement and any other applicable provisions therein, the Revolving Lenders hereby agree that the Revolving Borrower and its Subsidiaries are permitted to effectuate the AAT Acquisition.

ARTICLE II

Suspension of Revolving Credit Commitments

2.1 Suspension and Reinstatement of Commitments. The Revolving Lenders hereby agree that they will not make any Revolving Credit Loans or issue any Letters of Credit until such time as the Bridge Administrative Agent delivers written notice to the Revolving Administrative Agent, the Revolving Borrower and the Bridge Borrower stating that the term loans made pursuant to the Bridge Facility Agreement (the “Bridge Loans”), and all other obligations owing under the Bridge Facility Agreement, have been indefeasibly paid in full in cash (the “Bridge Termination Notice”). Until such time as the Bridge Administrative Agent has delivered the Bridge Termination Notice in accordance with Section 2.3, the Revolving Lenders agree that the number $1,000,000 in Section 8(e) of the Revolving Credit Agreement shall be deemed to be $2,000,000, the number $5,000,000 in Section 8(h) of the Revolving Credit Agreement shall be deemed to be $10,000,000 and the representations, warranties and covenants of the Loan Parties under Sections 4, 6 and 7 of the Revolving Credit Agreement (other than Sections 2.4(a), 6.9 and 6.10 thereof) and the other Loan Documents (other than Section 5.5 of the Guarantee and Collateral Agreement and other than the Deposit Account Control Agreement (as defined below)) are hereby suspended and of no force and effect. All of the parties hereto agree that (i) the Revolving Borrower shall be entitled to pay and the Revolving Lenders shall be entitled to receive the commitment fees as provided in Section 2.4(a) of the Revolving Credit Agreement and (ii) all of the provisions described in the immediately preceding sentence shall automatically be deemed reinstated upon the date of delivery of the Bridge Termination Notice as described above; provided that the Revolving Borrower provides a certificate to the Revolving Administrative Agent and the Revolving Lenders signed by a Responsible Officer certifying that the Revolving Borrower is in compliance with all terms of the Revolving Credit Agreement as then reinstated and no Default or Event of Default shall be in existence at such time. For the avoidance of doubt, the Revolving Lenders and the Revolving Borrower expressly agree that the Revolving Credit Agreement shall not be reinstated and the Revolving Borrower shall not be entitled to any advances thereunder unless and until all of the conditions precedent set forth in the Revolving Credit Agreement are either cured or waived by the Revolving Administrative Agent and the Revolving Lenders.

2.2 Suspension of Borrowings under the Revolving Credit Agreement. The Revolving Borrower hereby agrees that it will not be entitled to, and shall not in fact, request any borrowing of Revolving Credit Loans or any issuance of Letters of Credit under the Revolving Credit Agreement until such time as: (i) the Bridge Borrower has indefeasibly paid in full in cash all of its liabilities under the Bridge Facility Agreement, (ii) the Bridge Administrative Agent has delivered the Bridge Termination Notice in accordance with Section 2.3 and (iii) all other conditions precedent set forth in the Revolving Credit Agreement have been complied with by the Revolving Borrower or waived by the Revolving Administrative Agent or the Revolving Lenders, as appropriate. The Revolving Borrower expressly releases the Revolving Lenders and the Revolving Administrative Agent from any liability that may arise by virtue of the Revolving Lenders declining, refusing or

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failing to make any advance under the Revolving Credit Agreement until all of the conditions set forth in this Section 2.2 have been satisfied or waived.

2.3 Delivery of Bridge Termination Notice. The Bridge Administrative Agent hereby agrees to give the Revolving Administrative Agent, the Revolving Borrower, the Bridge Borrower and Wachovia Bank, National Association, as depository bank under and as defined in the Deposit Account Control Agreement, the Bridge Termination Notice within one (1) business day after payment in full of the Bridge Loans and all other obligations owing (other than indemnification and other contingent or unmatured obligations which are expressly provided to survive the repayment of the Bridge Loans) under the Bridge Facility Agreement.

ARTICLE III

Subordination of Liens

Until such time as the Bridge Administrative Agent has delivered the Bridge Termination Notice in accordance with Section 2.3, the parties hereby agree that any and all liens in Collateral now existing or hereafter created or arising in favor of the Revolving Lenders securing the Obligations (other than Obligations under any Specified Hedge Agreements in existence on the date hereof which will be secured in respect of the Collateral on a pari passu basis with the Obligations under and as defined in the Bridge Facility Agreement) under and as defined in the Revolving Credit Agreement, regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise are expressly junior in priority, operation and effect to any and all liens now existing or hereafter created or arising in favor of the Bridge Lenders securing the Obligations under and as defined in the Bridge Facility Agreement, notwithstanding (i) anything to the contrary contained in any agreement or filing to which any Revolving Lender may now or hereafter be a party, and regardless of the time, order or method of grant, attachment, recording or perfection of any financing statements or other security interests, assignments, pledges, deeds, mortgages and other liens, charges or encumbrances or any defect or deficiency or alleged defect or deficiency in any of the foregoing, (ii) any provision of the Uniform Commercial Code or any applicable law or any document establishing priority or any other circumstance whatsoever or (iii) the fact that any such Liens in favor of any Bridge Lenders securing any of the Bridge Loans are otherwise subordinated, voided, avoided, invalidated or lapsed.

ARTICLE IV

Collateral

4.1 Pledged Securities. The Revolving Administrative Agent, hereby acknowledges and agrees that, to the extent that it holds, or a third party holds on its behalf, physical possession of or “control” (as defined in the Uniform Commercial Code) over the Pledged Securities (as defined in the Guarantee and Collateral Agreement) pursuant to the Loan Documents and the related stock powers, such possession and control is (x) for the benefit of itself, as the Revolving Administrative Agent and the Revolving Lenders and (y) for the benefit of, and shall constitute delivery of the Pledged Securities and related stock powers to, the Bridge Administrative Agent and the Bridge Lenders to the extent required to perfect their security interest in such Pledged Securities. At any time that the Revolving Administrative Agent receives notice from the Bridge Administrative Agent that an Event of Default (as defined in the Bridge Facility Agreement) has occurred or is continuing, the Revolving Administrative Agent shall deliver to the Bridge Administrative Agent, at the Bridge Borrower’s sole cost and expense, the Pledged Securities (as defined in the Guarantee and Collateral Agreement) in its possession or control together with any necessary endorsements as may be requested by the Bridge Administrative Agent; provided that upon such delivery, the Bridge Administrative Agent hereby agrees to hold the Pledged Securities for the benefit of itself and the Revolving Administrative Agent and the Revolving Lenders subject to any lien subordination provisions described in Article III herein.

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4.2 Deposit Account Control Agreement. (a) Each of the Revolving Lenders hereby authorizes the Revolving Administrative Agent to amend the Deposit Account Control Agreement in the form attached as Exhibit A hereto.

(b) Each of the Bridge Lenders hereby authorizes the Bridge Administrative Agent to enter into the Deposit Account Control Agreement in the form attached as Exhibit A hereto.

ARTICLE V

Miscellaneous

5.1 Termination. This Agreement and all of the terms and conditions contemplated by this Agreement shall terminate upon the delivery of the Bridge Termination Notice.

5.2 Representations and Warranties. (a) To induce the other parties hereto to enter into this Agreement, the Revolving Borrower represents and warrants that, as of the Effective Date (as defined below):

(i) This Agreement has been duly authorized, executed and delivered by it and this Agreement constitutes its valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(ii) Each of the representations and warranties made by it in or pursuant to the Loan Documents are true and correct in all material respects on and as of the date hereof as if made on and as of such date.

(iii) No Default or Event of Default has occurred and is continuing.

(b) To induce the other parties hereto to enter into this Agreement, the Bridge Borrower represents and warrants that, as of the Effective Date:

(i) This Agreement has been duly authorized, executed and delivered by it and this Agreement constitutes its valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(ii) Each of the representations and warranties made by it in or pursuant to the Loan Documents (as defined in the Bridge Facility Agreement) are true and correct in all material respects on and as of the date hereof as if made on and as of such date.

(iii) No Default (as defined in the Bridge Facility Agreement) or Event of Default (as defined in the Bridge Facility Agreement) has occurred and is continuing.

5.3 Effectiveness of Agreement. This Agreement shall become effective as of the first date (the “Effective Date”) on which all parties hereto (or their counsel) shall have received duly executed counterparts hereof that, when taken together, bear the signatures of (A) the Revolving Borrower, (B) the Bridge Borrower, (C) the Revolving Lenders, (D) the Revolving Administrative Agent, (E) the Bridge Lenders and (F) the Bridge Administrative Agent.

5.4 Effect of Agreement. (a) Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the

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Revolving Lenders under the Revolving Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Revolving Credit Agreement or any other provision of the Revolving Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Revolving Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Revolving Credit Agreement or any other Loan Document in similar or different circumstances.

(b) This Agreement shall constitute a “Loan Document” for all purposes of (i) the Revolving Credit Agreement and the other Loan Documents and (ii) the Bridge Facility Agreement and the other Loan Documents (as defined in the Bridge Facility Agreement).

5.5 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

5.6 Costs and Expenses. (a) The Revolving Borrower agrees to reimburse the Revolving Administrative Agent for its reasonable out of pocket expenses in connection with this Agreement, including the reasonable fees, charges and disbursements of counsel for the Revolving Administrative Agent.

(b) The Bridge Borrower agrees to reimburse the Bridge Administrative Agent for its reasonable out of pocket expenses in connection with this Agreement, including the reasonable fees, charges and disbursements of counsel for the Bridge Administrative Agent.

5.7 Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of any executed counterpart of a signature page of this Agreement by facsimile or electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.

5.8 Headings. The headings of this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

5.9 Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

(b) Each Revolving Lender hereby agrees that prior to the assignment of any of its rights or obligations under the Revolving Credit Agreement to an Assignee: (i) it shall furnish this Agreement to such Assignee and (ii) such Assignee shall accept and acknowledge this Agreement.

(c) Each Bridge Lender hereby agrees that prior to the assignment of any of its rights or obligations under the Bridge Facility Agreement to an Assignee (as defined in the Bridge Facility Agreement): (i) it shall furnish this Agreement to such Assignee and (ii) such Assignee shall accept and acknowledge this Agreement.

5.10 Authorization. Notwithstanding the terms and conditions of Section 10.1 of the Revolving Credit Agreement, the Revolving Lenders hereby authorize the Revolving Administrative Agent to make changes to the Deposit Account Control Agreement that are ministerial and technical in nature so long as such changes do not materially adversely affect the rights and obligations of any Revolving Lender.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their authorized officers as of the date first above written.

SBA SENIOR FINANCE II LLC, as Revolving Borrower

By:	/s/ Jeffrey A. Stoops
	Name:	Jeffrey A. Stoops
	Title:	President and Chief Executive Officer

SBA SENIOR FINANCE, INC., as Bridge Borrower

By:	/s/ Jeffrey A. Stoops
	Name:	Jeffrey A. Stoops
	Title:	President and Chief Executive Officer

OMNIBUS AGREEMENT - Signature Page

JPMORGAN CHASE BANK, N.A., as Bridge Lender

By:	/s/ James Sullivan
	Name:	James Sullivan
	Title:	Managing Director

DB STRUCTURED PRODUCTS INC., as Bridge Lender

By:	/s/ Mary Connors
	Name:	Mary Connors
	Title:	Director

By:	/s/ John McCarthy
	Name:	John McCarthy
	Title:	Authorized Signatory

DEUTSCHE BANK AG, NEW YORK BRANCH, as Bridge Administrative Agent

By:	/s/ Stanley Chao
	Name:	Stanley Chao
	Title:	Director

By:	/s/ Peter Kim
	Name:	Peter Kim
	Title:	Vice President

GENERAL ELECTRIC CAPITAL CORPORATION, as Revolving Administrative Agent and Revolving Lender

By:	/s/ Matthew A. Toth III
	Name:	Matthew A. Toth III
	Title:	Duly Authorized Signatory

TORONTO DOMINION (TEXAS) LLC, as Revolving Lender

By:	/s/ Robyn Zeller
	Name:	Robyn Zeller
	Title:	Managing Director

JPMORGAN CHASE BANK, N.A., as Revolving Lender

By:	/s/ James L. Stone
	Name:	James L. Stone
	Title:	Managing Director

DB STRUCTURED PRODUCTS INC., as Revolving Lender

By:	/s/ Mary Conners
	Name:	Mary Conners
	Title:	Director

By:	/s/ John McCarthy
	Name:	John McCarthy
	Title:	Authorized Signatory

LEHMAN COMMERCIAL PAPER INC., as Revolving Lender

By:	/s/ Ritam Bhalla
	Name:	Ritam Bhalla
	Title:	Authorized Signatory